                                                               EXHIBIT 10.24(ii)




                             SPP PURCHASE AGREEMENT



                                  BY AND AMONG



              WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, L.P.,

                     CB COMMERCIAL REAL ESTATE GROUP, INC.

                                      AND


                         ______________________________



                                August 15, 1997
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                             SPP PURCHASE AGREEMENT


     THIS SPP PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 15th day of August, 1997 by and among WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, L.P., a limited partnership organized under the laws of Delaware ("Purchaser"), CB COMMERCIAL REAL ESTATE GROUP, INC., a Delaware corporation ("CBC"), and _____________, an individual ("Owner").


                                R E C I T A L S


     A. Pursuant to the Purchase Agreement, dated May 15, 1995 by and among Purchaser, CBC, the Controlling Westmark Owners and the Individual Westmark Owners (the "1995 Purchase Agreement"), Purchaser acquired all of the voting and ownership interests in Westmark Realty Advisors L.L.C., a Delaware limited liability company ("Westmark"), from the Controlling Westmark Owners and the Individual Westmark Owners (as defined in the 1995 Purchase Agreement).

     B. Purchaser currently is obligated to pay to Owner, the other Controlling Westmark Owners and the Individual Westmark Owners the Supplemental Purchase Price under the terms and conditions set forth in the 1995 Purchase Agreement (the "Supplemental Purchase Price").

     C. Purchaser desires to purchase from Owner, and Owner desires to sell to Purchaser, all of Purchasers' right, title and interest in and to the Supplemental Purchase Price.

     D. The parties hereto desire to modify certain of the rights and obligations of the parties established by the 1995 Purchase Agreement and the ancillary agreements entered into in connection therewith.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, agreements and covenants herein contained, and for other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  TRANSACTIONS
                                  ------------

     1.1  Payment in Satisfaction of Supplemental Purchase Price.  Subject to
          ------------------------------------------------------
the conditions set forth in Section 1.5, Purchaser hereby agrees to pay to Owner the SPP Payment as set forth in Schedule 1.1 on the Payment Date set forth on such Schedule by cashier's check payable to Owner, and Owner agrees to accept such payment, in full and complete satisfaction of any and all obligations of Purchaser or CBC (whether

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presently accrued or to accrue hereafter) to pay the Supplemental Purchase Price under the 1995 Purchase Agreement.

     1.2  Changes to Transaction Documentation.  Purchaser and CBC, on the one
          ------------------------------------
hand, and Owner, on the other hand, hereby agree that effective as of the date on which all of the conditions set forth in Section 1.5 shall have been satisfied or waived by Purchaser and CBC (the "Effective Date") and without any further action of any party:

     (a) 1995 Purchase Agreement Amendments.  The 1995 Purchase Agreement is
         -----------------------------------
amended as follows:

          (i) Article 3 thereof is deleted in its entirety and replaced with "[intentionally omitted]".

         (ii) Section 9.14, 9.16 and 9.18 thereof each is deleted in their entirety and replaced with "[intentionally omitted]".

        (iii) Article 11 thereof is amended by deleting all references to Sections 9.16 and 9.18 contained therein.

         (iv) Section 14.5 thereof is deleted in its entirety.

          (v) Section 15.11 thereof is deleted in its entirety.

     (b) Termination of Incentive Compensation Plan.  Owner acknowledges and
         ------------------------------------------
agrees that:

          (i) the Westmark Realty Advisers Incentive Compensation Plan (the "Incentive Plan") is terminated;

         (ii) Vincent F. Martin, Jr., Bruce L. Ludwig and Stanton F. Zarrow resign as members of the Incentive Plan Committee (as defined in the Incentive Plan), and appoint Walter V. Stafford, John C. Haeckel and Ronald Plakshe to fill the resulting vacancies; and

        (iii) Owner has no interest of any kind, whether presently accrued or to accrue hereafter, resulting from, relating to or arising out of, directly or indirectly, the Incentive Plan.

     1.3  Release of Purchaser and CBC.  Owner agrees that effective as of the
          -----------------------------
Effective Date and without any further action of any party:

     (a) Owner, on behalf of himself or herself and on behalf of his or her heirs, executors, administrators, beneficiaries, assigns, successors, attorneys-in-fact and anyone claiming an interest through or under any of them (collectively,

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"Releasor"), unconditionally and irrevocably releases and discharges Purchaser,
CBC and Westmark and all of their respective present and former parent companies, subsidiaries, predecessors, successors, divisions, partnerships and/or associated companies, corporations, partnerships and organizations and all of their present and former officers, directors, employees, agents, representatives, attorneys, partners, affiliates and stockholders (collectively, the "Released Parties") with respect to any and all manner of action or actions, suits, cause or causes of action, in law or in equity or otherwise, claims, covenants, controversies, promises, contracts, agreements, accounts, payments, acts, liabilities, obligations, defenses, demands, damages, losses, costs or expenses of any kind or nature whatsoever, known or unknown, fixed, contingent, foreseen or unforeseen, suspected or unsuspected, whether presently accrued or to accrue hereafter, whether or not heretofore asserted (collectively, the "Claims") which Releasor ever had, now has or may hereafter have against one or more of the Released Parties resulting from, relating to or arising out of, directly or indirectly, the payment of Supplemental Purchase Price (collectively, the "Released Matters").

     (b) This Agreement shall be effective as a full and final accord and satisfaction of any and all Claims of Releasor as set forth in paragraph (a) above. In furtherance of this intention, Releasor acknowledges that he or she is familiar with any and all rights and benefits which he or she may have under section 1542 of the Civil Code of the State of California, which provides as follows:

     "Certain claims not affected by general release. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

Releasor expressly waives and relinquishes any rights or benefits which he or she had, now has or may have in the future under section 1542 of the Civil Code of the State of California, or any similar provision of statutory or non-statutory law, to the fullest extent that he or she may lawfully waive any such rights and benefits pertaining to the subject matter of this Agreement. In this regard, Releasor acknowledges that he or she is aware that he or she may hereinafter discover Claims or facts in addition to or different from those which he or she now knows or believes to exist with respect to the subject matter of this Agreement, and it is Releasor's intention to fully, finally and forever settle and release all such Claims.

     (c) Releasor shall not bring, commence, institute, maintain or prosecute or allow any person, entity or organization to bring, commence, institute, maintain or prosecute in the name of Releasor, any other action at law or in

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equity, or any legal proceeding whatsoever, in whole or in part upon any fact or event described or released herein. This Agreement may be plead as a full and complete defense to, and may be used as a basis for injunctive relief against, any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of this Section 1.3.

     (d) (i) Releasor acknowledges that he or she has been fully advised with respect to his or her rights and obligations under this Agreement and understands those rights and obligations. Releasor also acknowledges that prior to the execution of this Agreement, he or she has had an adequate opportunity to make whatever investigation or inquiries were deemed necessary or desirable with respect to the subject matter of this Agreement.

          (ii) Releasor acknowledges that he or she has had the opportunity to seek the advice of counsel regarding this Agreement. Releasor acknowledges that whether or not he or she seeks the advice of counsel is his or her prerogative, and any failure on Releasor's part to seek the advice of counsel cannot be asserted as a basis to claim that Releasor was unaware of the terms and meaning of this Agreement. Releasor acknowledges that the consideration recited herein is the sole and only consideration for this Agreement and that Releasor has voluntarily entered into this Agreement.

          (iii) Releasor understands and agrees that if the facts to which this Agreement is executed are found hereinafter to be other than, or different from, the facts now believed by Releasor to be true, Releasor expressly accepts and agrees that this Agreement shall be and remain effective notwithstanding such differences in facts.

          (iv) Releasor warrants and represents that he or she is the sole and lawful owner of all right, title and interest in and to all the Claims released herein, and that he or she has not voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any other person or entity any Claims, or any part or portion thereof, or any interest therein.

     (e) Releasor shall indemnify the Released Parties from and against any and all liabilities, damages, losses, costs or expenses of any kind or nature whatsoever, including (without limitation) attorneys' fees and costs of defense, resulting from relating to or arising out of Releasor's breach of this Section 1.3.

     1.4  Other Agreements. Each of the parties agrees to use best efforts to
          ----------------
take or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by

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this Article 1, including the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Article 1.

     1.5  Conditions to Effectiveness.  The effectiveness of the agreements of
          ---------------------------
the parties set forth in this Article 1 are subject to the satisfaction of the following conditions, unless waived by Purchaser and CBC:

          (a) Controlling Westmark Owners and Individual Westmark Owners entitled to receive at least 95% of the Supplemental Purchase Price (and each Controlling Westmark Owner and Individual Westmark Owner that currently is an employee of Westmark) shall have executed and delivered to Purchaser and CBC an SPP Purchase Agreement in the form hereof;

          (c) The Note Amendment Agreement, of even date herewith, by and among Purchaser, CBC, the Noteholders listed therein and the Westmark Owners Representative (the "Note Amendment Agreement") shall have been executed and delivered to Purchaser and CBC by the holders of all of the outstanding principal amount of the Notes (as defined in the Note Amendment Agreement).


                                   ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF OWNERS
                    ----------------------------------------

     Owner represents and warrants to Purchaser and CBC as of the date hereof and as of the Effective Date as follows:

     2.1  Authority.
          ---------

     (a) Owner has all necessary right, power, capacity, and authority and has taken all action necessary to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his or her obligations hereunder, and no other proceedings on his or her part are necessary to authorize this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by Owner and constitutes his or her valid and binding obligation enforceable in accordance with its terms.

     (b) No consent, approval, order, waiver or authorization is required by or with respect to Owner in connection with his or her execution or delivery of this Agreement or his or her consummation of the transactions contemplated hereby.

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                                ARTICLE 3

              REPRESENTATIONS AND WARRANTIES OF PURCHASER AND CBC
              ---------------------------------------------------

      Purchaser and CBC jointly and severally represent and warrant to Owner as of the date hereof and as of the Effective Date as follows:

     3.1  Organization.  Purchaser is a limited partnership duly organized and
          ------------
validly existing under the laws of the State of Delaware. CBC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     3.2  Authority.
     ---  ---------

     (a) Each of Purchaser and CBC has all requisite corporate or partnership power and authority to enter into this Agreement and, subject to satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action on the part of Purchaser and CBC. This Agreement has been duly executed and delivered by Purchaser and CBC and constitutes a valid and binding obligation of Purchaser and CBC enforceable in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under (i) any provision of the organizational documents of Purchaser or CBC or (ii) any material agreement or instrument, permit, judgment, order, statute, law, ordinance, rule or regulation applicable to Purchaser or CBC or their properties or assets, other than any such conflicts, violations, defaults, terminations, cancelations or accelerations which individually or in the aggregate would not have a Material Adverse Effect (as defined in the 1995 Purchase Agreement) on Purchaser or CBC, as applicable.

     (b) No consent, approval, order, waived or authorization is required by or with respect to Purchaser or CBC in connection with the execution and delivery of this Agreement or the consummation by Purchaser or CBC of the transactions contemplated hereby.

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                                   ARTICLE 4

                                    GENERAL
                                    -------

     4.1  Notices.  Any notice, request, instruction or other document to be
          -------
given hereunder by any party to the other shall be in writing and delivered personally or sent by certified mail, postage prepaid, by telecopy, or by courier service, as follows:

     if to Purchaser or CBC, to:

          CB Commercial Real Estate Group, Inc.
          533 So. Fremont Avenue
          Los Angeles, CA  90071
          Attention:  Walter V. Stafford
          Fax:  (213) 613-3015

     with a copy to:

          Pillsbury Madison & Sutro LLP
          725 South Figueroa Street, Suite 1200
          Los Angeles, CA  90017
          Attention:  John T. Vangel
          Fax:  (213) 629-1033

     and if to Owner, to:

          as set forth on Schedule 4.1

     with a copy to:

          Stanton H. Zarrow
          865 South Figueroa Street, Suite 3500
          Los Angeles, CA  90017
          Fax:  (213) 683-4201
     and

          Gibson, Dunn & Crutcher LLP
          333 S. Grand Avenue
          Los Angeles, CA  90071
          Attention:  Richard Strong
          Fax:  (213) 229-7520

or to such other persons as may be designated in writing by the parties, by a notice given as aforesaid.

     4.2  Expenses.
          --------

     (a) Except as provided in Section 4.2(b), Purchaser and CBC, on the one hand, and Owner, on the other hand, shall each pay their own fees and expenses incurred incident to the preparation and carrying out of the transactions contemplated herein or in the Note Amendment Agreement.

     (b) On the Effective Date, Purchaser and CBC will pay on behalf of Owner and the other Controlling Westmark Owners and Individual Westmark Owners who

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shall have executed a SPP Purchase Agreement or the Note Amendment Agreement,
collectively, an amount, not to exceed $30,000, equal to all reasonable, documented legal fees and expenses of Gibson, Dunn & Crutcher LLP incurred by such persons incident to the preparation and carrying out of the transactions contemplated herein or in the Note Amendment Agreement.

     4.3  Amendments.  This Agreement may be amended only by a written
          ----------
instrument executed by each party hereto.

     4.4  Headings.  The headings of the several sections of this Agreement are
          --------
inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

     4.5  Counterparts.  This Agreement may be executed in counterparts, and
          ------------
when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.

     4.6  Binding Nature; Assignment.  This Agreement and all of the provisions
          --------------------------
hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as otherwise specifically provided, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by Owner without the express written consent of Purchaser which consent will not be withheld unless Purchaser reasonably determines that such assignment will or has a reasonable likelihood of materially and adversely affecting the benefits to Purchaser of the transactions contemplated hereby.

     4.7  Applicable Law.  This Agreement shall be governed by, construed and
          --------------
enforced in accordance with the laws of the State of California as applied to contracts entered into solely between residents of, and to be performed entirely in, such state.

     4.8  Dispute Resolution.  Any dispute arising out of or relating to this
          ------------------
Agreement (or any exhibit or schedule hereto) or the transactions contemplated hereby or thereby or the breach, termination or validity hereof or thereof, shall be resolved in the manner contemplated by Section 15.8 of the 1995 Purchase Agreement.

     4.9 Severability.  If for any reason whatsoever, any one or more of the
         ------------
provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

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     4.10 No Third Party Beneficiary.  Except as expressly set forth herein, no
          --------------------------
provision of this Agreement, including the Exhibits and Schedules hereto, is intended or should be construed to create any third party beneficiaries or to give any rights, including rights of subrogation, to any person other than the parties to this Agreement.

     IN WITNESS WHEREOF, Purchaser, CBC and Owner have caused this Agreement to be signed all as of the date first above written.



                         WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, L.P.
                         By: CB COMMERCIAL REAL ESTATE GROUP, INC., its general partner


                              By _______________________________________________



                         CB COMMERCIAL REAL ESTATE GROUP, INC.



                         By ____________________________________________________



                         OWNER:


                         _______________________________________________________


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